UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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ASSOCIATED BANC-CORP
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 21, 2015. Meeting Information ASSOCIATED BANC-CORP Meeting Type: Annual Meeting For holders as of:February 27, 2015 Date: April 21, 2015Time: 11:00 a.m., CDT Location: KI Convention Center 333 Main Street Green Bay, Wisconsin You are receiving this communication because you hold shares in the company named above. ASSOCIATED BANC-CORP 433 MAIN STREET This is not a ballot. You cannot use this notice to vote these GREEN BAy, wI 54301 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M82892-P59655 proxy materials and voting instructions. See the reverse side of this notice to obtain

How to Access the Proxy Materials Before You Vote Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 7, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. M82893-P59655 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends that you vote FOR each director nominee and FOR proposals 2 and 3: 1. Election of Directors Nominees: 01) John F. Bergstrom 07) Eileen A. Kamerick 02) Ruth M. Crowley 08) Richard T. Lommen 03) Philip B. Flynn 09) Cory L. Nettles 04) R. Jay Gerken 10) J. Douglas Quick 05) William R. Hutchinson 11) Karen T. van Lith 06) Robert A. Jeffe 12) John (Jay) B. Williams 2. Advisory approval of Associated Banc-Corp’s named executive officer compensation. 3. The rati?cation of the selection of KPMG LLP as the independent registered public accounting ?rm for Associated Banc-Corp for the year ending December 31, 2015. 4. To consider and vote upon any other matters which may properly come before the meeting or any adjournment thereof. P59655 M82894—

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